EXHIBIT 99.4

SERIES 2000-2G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

QUARTERLY SUMMARY DISTRIBUTION DETAILS

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REPORTING DATES
---------------

Closing Date                                                        14-Sep-00
Determination Date                                                  01-Dec-03
Notice Date                                                         17-Dec-03
Distribution Date                                                   18-Dec-03
Start Accrual Period                                                18-Sep-03
End Accrual Period                                                  18-Dec-03
No. Of Days in Accrual Period                                              91
Start Collection Period                                             01-Sep-03
End Collection Period                                               30-Nov-03
No. Of Days in Collection Period                                           91
Distribution Month                                                 Yes
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--------------------------------------------------------------------------------
SECURITIES ON ISSUE
-------------------
                                    NO. OF   INITIAL INVESTED   INITIAL INVESTED
                                CERTIFICATES      AMOUNT (US$)      AMOUNT (A$)
                                ------------ -----------------  ----------------
Class A-1 Notes                       10,602     1,060,200,000    11,884,800,000
Class A-2 Notes                        4,000               -        400,000,000
Class B Notes                            270               -         27,000,000
Redraw Bond - series 1                                     -                -
Redraw Bond - series 2                                     -                -

US$/A$ exchange rate at issue          0.5625
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
------------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD
--------------------------------                                 Bank   Interest  Interest
                                                            Bill Rate     Margin      Rate
                                                            ---------   --------   -------

   Class A-1 Notes (payable to Currency Swap Provider)        4.9400%    0.3724%  5.31240%
   Class A-2 Notes                                            4.9400%    0.3700%   5.3100%
   Class B Notes                                              4.9400%    0.5700%   5.5100%
   Redraw Bond - series 1                                     0.0000%    0.0000%   0.0000%
   Redraw Bond - series 2                                     0.0000%    0.0000%   0.0000%

BBSW Interest & Unpaid Interest Rate for Accrual Period       4.9400%
Facilities BBSW                                               4.9400%
-------------------------------------------------------------------------------------------

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DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
------------------------------------------
                                                     Per cert.       Aggregate
                                                     ---------     -------------
Total Interest Amount:
   Class A-1 Notes                                      902.04     9,563,428.08
   Class A-2 Notes                                      507.17     2,028,680.00
   Class B Notes                                      1,295.89       349,890.30
   Redraw Bond - series 1                                  -                -
   Redraw Bond - series 2                                  -                -
Principal:
   Class A-1 Notes                                    6,676.11    70,780,082.88
   Class A-2 Notes                                    3,755.31    15,021,240.00
   Class B Notes                                      9,247.34     2,496,781.80
   Redraw Bond - series 1                                  -                -
   Redraw Bond - series 2                                  -                -
Total:
   Class A-1 Notes                                    7,578.15    80,343,510.96
   Class A-2 Notes                                    4,262.48    17,049,920.00
   Class B Notes                                     10,543.23     2,846,672.10
   Redraw Bond - series 1                                  -                -
   Redraw Bond - series 2                                  -                -
   Total                                             22,383.86   100,240,103.06

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--------------------------------------------------------------------------------
POOL FACTORS
------------                                              Last          Current
                                                  Distribution     Distribution
                                                          Date             Date
                                                  ------------     ------------

   Class A-1 Notes                                  0.38309900       0.34554590
   Class A-2 Notes                                  0.38309900       0.34554590
   Class B Notes                                    0.94334030       0.85086690
   Redraw Bond - series 1                                -                -
   Redraw Bond - series 2                                -                -

--------------------------------------------------------------------------------

QUARTERLY CASHFLOW WORKING SHEET
--------------------------------                                                  Per Certificate           Aggregate
                                                                                          $                     $
                                                                                 -----------------        ---------------

  Finance Charge Collections                                                                                14,521,240.12
  Finance Charge Collections - Repurchases                                                                            -
  Finance Charge Damages                                                                                              -
  Income due to Seller                                                                                                -
  Other Income                                                                                               1,029,333.84
Preliminary Income Amount                                                                                   15,550,573.96

  Taxes                                                                                                            397.00
  Trustee Fee                                                                                                   23,990.37
  Security Trustee Fee                                                                                                -
  Manager Fee                                                                                                   67,373.02
  Servicing Fee                                                                                                561,441.82
  Liquidity Commitment Fee                                                                                      14,460.27
  Redraw Commitment Fee                                                                                          9,349.32
  Support Facility Payments                                                                                  1,169,530.26
  Support Facility Receipts                                                                                    136,229.46
  Expenses                                                                                                      21,845.26
  Previous Unpaid Facility Int Chg  - Liquidity                                                                       -
  Liquidity Interest Charge + Previous Unpaid                                                                         -
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                 -
  Redraw Interest Charge + Previous Unpaid                                                                            -
  Repayment of Liquidity Facility                                                                                     -
  Total Interest Amount - Class A-1 Notes                                                                    9,563,428.08
                        - Class A-2 Notes                                                                    2,028,680.00
                        - Class B Notes                                                                        349,890.30
                        - Redraw Bonds - series 1                                                                     -
                        - Redraw Bonds - series 2                                                                     -
REQUIRED INCOME AMOUNT                                                                                      13,674,156.24


Income Shortfall                                                                                                      -
Liquidity Facility Draw                                                                                               -

Principal Chargeoff Unreimbursement                                                                                   -
Principal Chargeoff                                                                                                   -
Total Principal Chargeoff Reimbursement Due                                                                           -


PAYMENT ALLOCATION CASCADE
---------------------------

  Preliminary Income Amount                                                                                 15,550,573.96
  Liquidity Facility Draw                                                                                             -
Available Income Amount                                                                                     15,550,573.96

                                                                                                          Quarter to Date
                                                                         Due         Available         Allocation/Distribution
                                                                         ---         ---------         -----------------------

  Taxes                                                                  397.00     15,550,573.96                  397.00
  Trustee Fee                                                         23,990.37     15,550,176.96               23,990.37
  Security Trustee Fee                                                      -       15,526,186.59                     -
  Manager Fee                                                         67,373.02     15,526,186.59               67,373.02
  Servicing Fee                                                      561,441.82     15,458,813.57              561,441.82
  Liquidity Commitment Fee                                            14,460.27     14,897,371.75               14,460.27
  Redraw Commitment Fee                                                9,349.32     14,882,911.48                9,349.32
  Support Facility Payments                                        1,169,530.26     14,873,562.16            1,169,530.26
  Support Facility Receipts                                          136,229.46     13,704,031.90              136,229.46
  Expenses                                                            21,845.26     13,840,261.36               21,845.26
  Liquidity Interest Charge                                                 -       13,818,416.10                     -
  Repayment of Liquidity Facility                                           -       13,818,416.10                     -
------------------------------------------------------
  Interest Amount Payable - Redraw Facility                                 -       13,818,416.10                     -
                          - Class A-1 Notes                        9,563,428.08     13,818,416.10            9,563,428.08
                          - Class A-2 Notes                        2,028,680.00      4,254,988.02            2,028,680.00
                          - Redraw Bonds - series 1                         -        2,226,308.02                     -
                          - Redraw Bonds - series 2                         -        2,226,308.02                     -
------------------------------------------------------
                          - Class B Notes                            349,890.30      2,226,308.02              349,890.30

Total Principal Chargeoff Reimbursement                                     -        1,876,417.72                     -
Arranging Fee                                                        136,229.46      1,876,417.72              136,229.46
Excess Distribution                                                                                          1,740,188.26


Unpaid Facility Int Chg - Liquidity                                                                                   -
                        - Redraw                                                                                      -

Unpaid Security Interest Amount - Class A-1 Notes                                                                     -
                                - Class A-2 Notes                                                                     -
                                - Class B Notes                                                                       -
                                - Redraw Bonds - series 1                                                             -
                                - Redraw Bonds - series 2                                                             -


FACILITIES OUTSTANDING
-----------------------
Liquidity Commitment Facility Limit                                                                  58,000,000.00
Beginning Liquidity Commitment Facility                                                              58,000,000.00
Previous Liquidity Facility Draw                                                                               -
Repayment of Liquidity Facility                                                                                -
Liquidity Facility Draw                                                                                        -
Ending Liquidity Commitment Facility                                                                 58,000,000.00

Redraw Commitment Facility Limit                                                                     50,000,000.00
Beginning Redraw Commitment Facility                                                                 50,000,000.00
Previous Redraw Facility Draw                                                                                  -
Previous Redraw Facility Draw - Chargeoffs                                                                     -
Repayment of Redraw Facility                                                                                   -
Repayment of Unreimbursed Chargeoffs                                                                           -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                 -
Redraw Facility Available to Draw                                                                    50,000,000.00
Redraw Facility Draw                                                                                           -
Ending Redraw  Commitment Facility                                                                   50,000,000.00




INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
                                                                                 Per Certificate       Aggregate
INTEREST AMOUNT                                                                         $                  $
                                                                                 ---------------     -------------

CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on Unpaid Security Interest Amount                                                  -                 -
Security Interest Amount                                                                  902.04      9,563,428.08
Total Interest Amount                                                                                 9,563,428.08

Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                                   -
Security  Interest Amount                                                                             9,563,428.08
Interest Amount Payable                                                                   902.04      9,563,428.08
Unpaid Security Interest Amount                                                                                -

CLASS A-2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                 -                 -
Security  Interest Amount                                                                 507.17      2,028,680.00
Total Interest Amount                                                                                 2,028,680.00

Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on Unpaid Security Interest Amount                                                                    -
Security Interest Amount                                                                              2,028,680.00
Interest Amount Payable                                                                   507.17      2,028,680.00
Unpaid Security Interest Amount                                                                                -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on Unpaid Security Interest Amount                                                  -                 -
Security Interest Amount                                                                1,295.89        349,890.30
Total Interest Amount                                                                                   349,890.30

Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                                   -
Security  Interest Amount                                                                               349,890.30
Interest Amount Payable                                                                 1,295.89        349,890.30
Unpaid Security Interest Amount                                                                                -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                 -                 -
Security  Interest Amount                                                                    -                 -
Total Interest Amount                                                                                          -

Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                                   -
Security  Interest Amount                                                                                      -
Interest Amount Payable                                                                      -                 -
Unpaid Security Interest Amount                                                                                -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                 -                 -
Security  Interest Amount                                                                    -                 -
Total Interest Amount                                                                                          -

Unpaid Security Interest Amount (after last Distribution Date)                                                 -
Interest on  Unpaid Security Interest Amount                                                                   -
Security  Interest Amount                                                                                      -
Interest Amount Payable                                                                      -                 -
Unpaid Security Interest Amount                                                                                -


PRINCIPAL AMOUNT
----------------
Principal Collections                                                                               103,835,012.13
Principal Collections - Repurchases                                                                            -
  less Repayment Of Redraw Facility                                                                            -
  less Total Customer Redraw                                                                        (15,536,908.60)
  plus Redraw Facility Draw                                                                                    -
  plus Redraw Bonds Issue this month                                                                           -
  Aggregate Principal Damages from Seller & Servicer                                                           -
  Principal Chargeoff Reimbursement - Class B Notes                                                            -
                                    - Class A-1 Notes                                                          -
                                    - Class A-2 Notes                                                          -
                                    - Redraw Bonds - Series 1                                                  -
                                    - Redraw Bonds - Series 2                                                  -
                                    - Redraw Facility                                                          -
  Principal rounding b/f                                                                                      2.14

  Scheduled Principal Amount                                                        4,835,864.14
  Unscheduled Principal Amount Partial less redraws                                59,469,209.23
  Unscheduled Principal Amount - Partial Prepayment                                75,006,117.83
  Unscheduled Principal Amount - Full Prepayment                                   23,993,030.16
  Unscheduled Principal Amount - less redraws + C/O Reim                           83,462,239.39


Total Available Principal Amount for Redraw Bonds                                                    88,298,105.67

Principal Distribution - Redraw Bonds - Series 1                                             -                 -
Principal Distribution - Redraw Bonds - Series 2                                             -                 -

 Principal rounding b/f                                                                                       2.14
Total Unscheduled Principal Amount                                                                   83,462,239.39
Total Scheduled Principal Amount                                                                      4,835,864.14
Total Available Principal Amount for Notes                                                           88,298,105.67

PRINCIPAL ALLOCATION
--------------------
Class A Percentage via Stepdown                                                                                 0%
Class A Available Principal Payment
        Class A-1 Principal Payment                                                    6,676.11      70,780,082.88
        Class A-2 Principal Payment                                                    3,755.31      15,021,240.00
Class B Principal Payment                                                              9,247.34     342,496,781.80

Principal rounding c/f                                                                                        0.99

Outstanding Principal - beginning period                                                            900,774,781.16
less Principal Repayment                                                                          (103,835,012.13)
plus Total Customer Redraw                                                                           15,536,908.60
less Principal Losses                                                                                          -
Outstanding Principal - Closing period                                                              812,476,677.63

PRINCIPAL LOSSES
----------------
Principal Losses                                                                                               -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                       -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                 -
Net Principal Losses                                                                                           -
Principal Chargeoff - Class B Notes                                                                            -
                    - Class A-1 Notes                                                                          -
                    - Class A-2 Notes                                                                          -
                    - Redraw Bonds Series 1                                                                    -
                    - Redraw Bonds Series 2                                                                    -
                    - Redraw Facility                                                                          -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                    -
Principal Chargeoff                                                                                            -
Principal Chargeoff Reimbursement                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                       -

CLASS A-2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                    -
Principal Chargeoff                                                                                            -
Principal Chargeoff Reimbursement                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                       -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                    -
Principal Chargeoff                                                                                            -
Principal Chargeoff Reimbursement                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                       -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                    -
Principal Chargeoff                                                                                            -
Principal Chargeoff Reimbursement                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                       -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                    -
Principal Chargeoff                                                                                            -
Principal Chargeoff Reimbursement                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                       -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                    -
Principal Chargeoff                                                                                            -
Principal Chargeoff Reimbursement                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                       -


INVESTORS BALANCE OUTSTANDING WORKSHEET
---------------------------------------                                 Aggregate                     Aggregate
                                                                              US$                            A$
                                                                 ----------------              -----------------

CLASS A-1 NOTES
Initial Invested Amount                                          1,060,200,000.00              1,884,800,000.00
  previous Principal Distribution                                  654,038,440.20              1,162,735,004.80
  Principal Distribution for current period                         39,813,796.62                 70,780,082.88
Total Principal Distribution to date                               693,852,236.82              1,233,515,087.68
Beginning Invested Amount                                          406,161,559.80                722,064,995.20
Ending Invested Amount                                             366,347,763.18                651,284,912.32
Unreimbursed Principal Chargeoffs                                             -                             -
Beginning Stated Amount                                            406,161,559.80                722,064,995.20
Ending Stated Amount                                               366,347,763.18                651,284,912.32

CLASS A-2 NOTES
Initial Invested Amount                                                                          400,000,000.00
  previous Principal Distribution                                                                246,760,400.00
  Principal Distribution for current period                                                       15,021,240.00
Total Principal Distribution to date                                                             261,781,640.00
Beginning Invested Amount                                                                        153,239,600.00
Ending Invested Amount                                                                           138,218,360.00
Unreimbursed Principal Chargeoffs                                                                           -
Beginning Stated Amount                                                                          153,239,600.00
Ending Stated Amount                                                                             138,218,360.00

CLASS B NOTES
Initial Invested Amount                                                                           27,000,000.00
  previous Principal Distribution                                                                  1,529,811.90
  Principal Distribution for current period                                                        2,496,781.80
Total Principal Distribution to date                                                               4,026,593.70
Beginning Invested Amount                                                                         25,470,188.10
Ending Invested Amount                                                                            22,973,406.30
Unreimbursed Principal Chargeoffs                                                                           -
Beginning Stated Amount                                                                           25,470,188.10
Ending Stated Amount                                                                              22,973,406.30

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                            -
Initial Invested Amount                                                                                     -
  Principal Distribution (after last Distribution Date)                                                     -
  Principal Distribution for current period                                                                 -
Total Principal Distribution to date                                                                        -
Beginning Invested Amount                                                                                   -
Ending Invested Amount                                                                                      -
Unreimbursed Principal Chargeoffs                                                                           -
Beginning Stated Amount                                                                                     -
Ending Stated Amount                                                                                        -

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                            -
Initial Invested Amount                                                                                     -
  Principal Distribution (after last Distribution Date)                                                     -
  Principal Distribution for current period                                                                 -
Total Principal Distribution to date                                                                        -
Beginning Invested Amount                                                                                   -
Ending Invested Amount                                                                                      -
Unreimbursed Principal Chargeoffs                                                                           -
Beginning Stated Amount                                                                                     -
Ending Stated Amount                                                                                        -

                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         SERIES 2000-2G MEDALLION TRUST


 SERIES 2000-2G MEDALLION TRUST DATA AS AT OPENING OF BUSINESS ON THE PRECEDING
                     DETERMINATION DATE OF DECEMBER 1, 2003



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OUTSTANDING MORTGAGE BALANCE (AUD)
----------------------------------
                                                         AMOUNT           WAC
                                                   ------------         ------
------------------------------------------------------------------------------
  - Variable Rate Housing Loans                    $670,970,668         6.63%
  - Fixed 1 Year                                    $82,846,479         6.97%
  - Fixed 2 Year                                    $34,512,422         6.53%
  - Fixed 3 Year                                    $12,059,030         6.51%
  - Fixed 4 Year                                     $7,750,237         6.60%
  - Fixed 5 Year                                     $8,013,001         6.47%

--------------------------------------------------------------------------------
       TOTAL POOL                                  $816,151,836         6.65%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
DELINQUENCY INFORMATION
-----------------------
                                                    AUD AMOUNT OF
                           NO OF LOANS  %OF POOL            LOANS    % OF POOL
                           -----------  --------   --------------    ---------
     31-60 days                    21     0.23%     $1,619,232.25      0.20%
     61-90 days                     5     0.05%       $520,246.89      0.06%
     90+ days                      11     0.12%     $1,501,988.18      0.18%

                           -----------   -------    -------------    ---------
MORTGAGEE IN POSSESSION              0     0.00%            $0.00      0.00%
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